Two Rivers
Water & Farming

Ticker: **OTCQB – TURV**

For more information please contact:
Wayne Harding, wharding@2riverswater.com
Bill Gregorak, bgregorak@2riverswater.com

COMPANY SAFE HARBOR STATEMENT

The nature of the Company's (GrowCo, Inc. and Two Rivers Water & Farming Company) operations and the environment in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In connection with the "Safe Harbor" provisions of the Private Securities Legislation Reform Act of 1995, the Company notes the following factors could cause future results to differ materially from the forward looking statements, expectations and assumptions expressed or implied herein. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, without limitation, State and Federal laws regarding marijuana, the market price for marijuana, changes in applicable statutory and regulatory requirement regarding marijuana, uncertainties in the estimation of water available under decrees, costs of the factors of production of marijuana, uncertainties in the estimation of costs of farmland development and irrigation systems, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, climatic and weather conditions, labor relations, availability and cost of material and equipment, delays in anticipated permit and construction dates, environmental risks, the results of financing efforts and the ability to meet capital requirements, uncertainties related to the real estate market generally and the development of projects we currently have under contract and general economic conditions. This presentation may contain "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this presentation which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with developing and acquiring land and water resources. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate.

AGENDA

- Introduction to Two Rivers Water & Farming
- 2016 YTD in Review
- Creating a New Future – Our Three Strategic Thrusts

INTRODUCTION

Two Rivers operates a revolutionary new water business model suitable for arid regions in the southwestern United States. We believe in the strategic value of water.

<u>Near Term</u>

- Utilizing water growing higher value fruits, vegetables and hemp
- Leverage our water assets for development of greenhouses and associated facilities to lease to cannabis growers

<u>Long Term</u>

- Investing in our water assets for the benefit of the population in the areas we serve through development of infrastructure for water management and delivery

CURRENT OPERATIONS

- Farming
  - 2016 setting records
  - Hemp opportunities
- GrowCo
  - Greenhouse I – Construction completed and rented, 105,000 square feet - $40/sq ft/year/NNN
  - Greenhouse II - Targeted completion January 31, 2017
- Water – Board level task force

TURV HISTORICAL STOCK PRICES



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Market Cap: $15M (12/2/16)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
High
Low
YE Close

Two Rivers
WATER & FARMING

STATEMENT OF OPERATIONS HISTORY



$K
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
2011
2012
2013
2014
2015
2016 YTD
Total Revenue
Total Operating Expenses
Net (Loss)

Two Rivers
WATER & FARMING

REVENUE HISTORY


$K
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2011
2012
2013
2014
2015
2016 YTD
Farm
Water
Other

WHAT'S DIFFERENT

- New leadership
- Examining each asset – how do we monetize?
  - Sale
  - Investment
- Three strategic thrusts
  - Irrigated farming
  - Greenhouses and infrastructure for cannabis growers
  - Water

NEW LEADERSHIP

- Wayne Harding, CPA, CGMA
  - CEO/CFO and Chairman, effective June 2016, CFO since 2008
  - Past president of the Colorado Society of CPAs and past member of the American Institute of CPAs Governing Council
- Bill Gregorak
  - VP of Finance and Accounting, June 2016
  - Extensive experience with both private and public companies
- Board
  - Mike Harnish, CPA, head of audit committee
  - Samuel Morris, Esq., head of governance committee
  - James Cochran, real estate
  - T. Keith Wiggins, agriculture and farming
  - Chris Bragg, investor representative

Two Rivers WATER & FARMING

GrowCo



When fully built out, the complex will have three 90,000 sq ft greenhouse facilities and three 15,000 sq ft warehouse and extraction processing facilities.

3X yield @ 1/3 cost over traditional warehouse production

Plan is to spinoff into separate public company

Profitable and cash flow positive in 2017

Two Rivers
WATER & FARMING

Site Plan


EXISTING GROWCO SITE #1
Parcel 1
Parcel 2
39.07 Acres
PARCEL # 2300000434
39331 Harbour Rd
Parcel 3
39.30 Acres
PARCEL # 2300000435
39339 Harbour Rd
Parcel 4
39.21 Acres
PARCEL # 2300000436
39335 Harbour Rd
GREENHOUSE #1
HARBOUR RD
OVERALL SITE PLAN
SCALE: 1"= 150'

“WATER IS SCARCE BECAUSE IT IS BADLY MANAGED”

ECONOMIST, NOV. 5, 2016


Water well in western India


Two Rivers
WATER & FARMING
Southern Colorado
Legend
Farmland
Sunset Metro District
Bessemer Ditch
HCIC Ditch
Cucharas Reservoir
Denver
Front Range
Colorado Springs
Southern Delivery System
Arkansas River
Pueblo
Pueblo Reservoir
Huerfano River
Cucharas River
Mt.Blanca 14,345 ft.
N
S
E
W

TWO RIVERS' WATER SYSTEM


Two Rivers
WATER COMPANY
Huerfano Watershed, Colorado
Legend

OPPORTUNITIES TO MONETIZE ASSETS

1. Cucharas dam/reservoir
2. Orlando Reservoir/Crown Valley water taps
3. Hemp/marijuana land & water lease
4. Sales of land for residential use

#1. CUCHARAS DAM/RESERVOIR




Google Earth

Two Rivers
WATER & FARMING

#1. CUCHARAS DAM/RESERVOIR

- Capital Requirements $42M
  - $2M - existing dam breach (Q1 2017)
  - $30M - construction of new dam Q3 2017 to Q2 2018
  - $7M - debt retirement
  - $3M - working capital and professional fees
  - Debt Service - $2.7M/yr. (30 years, 5%)

Two Rivers WATER & FARMING


#1. CUCHARAS DAM & RESERVOIR - 1987

#1. CUCHARAS DAM/RESERVOIR - RETURNS

- 35,000 AF reservoir
- $500/AF/YR storage fee
- 10,000 AF municipal demand identified ($5.0M annual revenue)
- Dam valuation after completion $175M (35K AF * $5K/AF)
- Other demand:
  - Ranch & traditional farming
  - Marijuana & hemp growers
  - Commercial and residential

#2. ORLANDO RESERVOIR/CROWN VALLEY WATER TAPS



#2. CROWN VALLEY WATER TAPS

- Initial Capital Requirements $250K (water usage change)
  - Capacity estimated to be 8,000 AF
  - 3 taps per AF
  - $6,500 per tap (contractual price)
  - $156,000,000 potential project revenue
  - Cost per year - negligible
- Returns
  - 2018 – 250 taps = $1,626,000
  - 2019 – 400 taps = $2,625,000
  - 2020 and beyond >$3,000,000/year

#3. OUTDOOR CANNABIS/HEMP GROWERS DEMAND FOR IRRIGATED LAND



- Pueblo County – "The Silicon Valley of Marijuana Growers"
- Demand for additional growing acres with water for cannabis and hemp is strong (Huerfano Lake)
  - Market leasing price - $5,000/acre
  - Capital requirement - $25,000
  - Annual revenue - $1,000,000

#4. SALE OF UNUSED TWO RIVERS LAND FOR RESIDENTIAL DEVELOPMENT

- Two Rivers owns 2,584 acres of land in Colorado's El Paso County
- Opportunity:
  - Significant demand has been identified for 35-40 acre parcels
  - Capital requirement - $50,000
  - Annual revenue - $500,000/year for 5 years

SUMMARY

- Farming business - higher value crops
- Greenhouses
  - Finish the Pueblo site plan
  - Expand as capital becomes available
  - Potential spinoff into separate public company
  - Profitable and Cash Flow Positive in 2017
- Water asset now a focus with 4 identified projects
  - Total project capital - $43M (debt or Joint Venture)
  - Annual sales increase >$9.5M
  - Asset value increase from projects >$145M
- Market cap increases from $15M to ???
- Questions?

Two Rivers
WATER & FARMING

Ticker: **OTCQB – TURV**

For more information please contact:
Wayne Harding, wharding@2riverswater.com
Bill Gregorak, bgregorak@2riverswater.com

Two Rivers
WATER & FARMING